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EXHIBIT 10: AGREEMENT WITH GEORGE SOLANO

CENTRAL AMERICAN EQUITIES, INC.
A FLORIDA CORPORATION


         Therefore, it is hereby

         RESOLVED, to amend the contract as follows:

         1. All business done by George Solano between April 1, 1998 and November 8, 1999 will be accrued against his required net revenue target of $350,000; and

         2. All business between Solano Travel and Central American Equities Corp. will be fully commissionable at prevailing industry rates.

         There being no further business before the Board at this time, the meeting was adjourned.


                                    /s/ Richard Wm. Talley
                                    ------------------------------------------
                                    Richard Wm. Talley, Chairman


                                    /s/ Paul D. King
                                    ------------------------------------------
                                    Paul D. King, Director


                                    /s/ W.F.O. Rosenmiller
                                    ------------------------------------------
                                    W.F.O. Rosenmiller, Director






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